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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 10, 2004


                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                    0-20167                 38-2062816

 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


       130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN              49854

         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032


                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.        REGULATION FD DISCLOSURE.

On September 10, 2004, Registrant completed the sale to Peoples State Bank of Munising ("Peoples") of its North Country Bank and Trust branch office located in Munising, Michigan. Peoples acquired all real property associated with this branch location and assumed approximately $5,120,000 in deposits. North Country has retained all loans associated with the branch location.

Registrant previously announced the execution of a definitive agreement with Peoples for the sale of this branch office by filing an 8-K and issuing a press release on May 11, 2004.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                          NORTH COUNTRY FINANCIAL CORPORATION


  Date: September 17, 2004
                                          By:  /s/  Ernie R. Krueger
                                              ----------------------------------
                                              Ernie R. Krueger
                                              Vice President and Controller